UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 6, 2018 (December 6, 2018)

SONIC CORP.
(Exact name of registrant as specified in its charter)
Delaware	0-18859	73-1371046
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
300 Johnny Bench Drive Oklahoma City, Oklahoma	73104
(Address of principal executive offices)	(Zip Code)
(405) 225-5000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

0	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

0	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

0	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

0	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 5.07          Submission of Matters to a Vote of Security Holders.

On December 6, 2018, Sonic Corp., a Delaware corporation (which we refer to as “Sonic”), held a special meeting of its stockholders (which we refer to as the “special meeting”) to vote on the proposals described in Sonic’s definitive proxy statement filed with the SEC on November 5, 2018 and supplemented by Sonic’s proxy statement supplements filed with the SEC on November 7, 2018, November 21, 2018 and November 29, 2018. The final voting results regarding each proposal are set forth below.  As of the close of business on November 2, 2018, the record date for the special meeting, there were 35,692,190 shares of Sonic common stock outstanding and entitled to vote at the special meeting. At the special meeting, there were 29,184,687 shares represented in person or by proxy, which number constituted a quorum.

Proposal 1 – Approval of the Merger Proposal

At the special meeting, Sonic’s stockholders approved the proposal to adopt the Agreement and Plan of Merger, dated as of September 24, 2018 (which we refer to as the “merger agreement”), among Inspire Brands, Inc. (which we refer to as “Inspire”), SSK Merger Sub, Inc. (which we refer to as “Merger Sub”), and Sonic, pursuant to which Merger Sub will merge with and into Sonic (which we refer to as the “merger”), and Sonic will become a wholly owned subsidiary of Inspire, and the vote was as follows:

	For	Against	Abstain	Broker Non-Votes
Total Shares Voted	29,035,313	83,365	66,009	0

Proposal 2 – Approval of the Executive Compensation Proposal

At the special meeting, Sonic’s stockholders approved the proposal to approve, on a non-binding advisory basis, specified compensation that may be paid or become payable to Sonic’s named executive officers in connection with the merger and contemplated by the merger agreement, and the vote was as follows:

	For	Against	Abstain
Total Shares Voted	28,312,038	745,787	126,862

Proposal 3 – Approval of the Adjournment Proposal

In connection with the special meeting, Sonic also solicited proxies with respect to a proposal to approve one or more adjournments of the special meeting, if necessary or appropriate, to solicit additional proxies if there were insufficient votes at the time of the special meeting to approve the proposal to adopt the merger agreement.  Because there were sufficient votes represented at the time of the special meeting to approve the proposal to adopt the merger agreement, the proposal to approve one or more adjournments of the special meeting was moot and was not presented.

*****

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This communication contains “forward-looking statements” within the meaning of the U.S. federal securities laws. Such statements include statements concerning anticipated future events and expectations that are not historical facts.  All statements other than statements of historical fact are statements that could be deemed forward-looking statements.

Actual results may vary materially from those expressed or implied by forward-looking statements based on a number of factors, including, without limitation: (1) risks related to the consummation of the merger, including the risks that (a) the merger may not be consummated within the anticipated time period, or at all, (b) conditions to the consummation of the merger under the merger agreement may not be satisfied, and (c) the significant limitations on remedies contained in the merger agreement may limit or entirely prevent Sonic Corp. from specifically enforcing Inspire Brands, Inc.’s obligations under the merger agreement or recovering damages for any breach by Inspire Brands, Inc.; (2) the effects that any termination of the merger agreement may have on Sonic Corp. or its business, including the risks that (a) Sonic Corp.’s stock price may decline significantly if the merger is not completed, (b) the merger agreement may be terminated in circumstances requiring Sonic Corp. to pay Inspire Brands, Inc. a termination fee, or (c) the circumstances of the termination, including the possible imposition of a 12-month tail period during which the termination fee could be payable upon certain subsequent transactions, may have a chilling effect on alternatives to the merger; (3) the effects that the announcement or pendency of the merger may have on Sonic Corp. and its business, including the risks that as a result (a) Sonic Corp.’s business, operating results or stock price may suffer, (b) Sonic Corp.’s current plans and operations may be disrupted, (c) Sonic Corp’s ability to retain or recruit key employees may be adversely affected, (d) Sonic Corp.’s business relationships (including, customers, franchisees and suppliers) may be adversely affected, or (e) Sonic Corp’s management’s or employees’ attention may be diverted from other important matters; (4) the effect of limitations that the merger agreement places on Sonic Corp’s ability to operate its business, return capital to shareholders or engage in alternative transactions; (5) the nature, cost and outcome of pending and future litigation and other legal proceedings, including any such proceedings related to the merger and instituted against Sonic Corp. and others; (6) the risk that the merger and related transactions may involve unexpected costs, liabilities or delays; (7) other economic, business, competitive, legal, regulatory, and/or tax factors; and (8) other factors described under the heading “Risk Factors” in Part I, Item 1A of Sonic Corp.’s Annual Report on Form 10-K for the fiscal year ended August 31, 2018, as updated or supplemented by subsequent reports that Sonic Corp. has filed or files with the SEC and in Sonic Corp.’s definitive proxy statement, filed with the SEC on November 5, 2018.  Potential investors, shareholders and other readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. Neither Inspire Brands, Inc. nor Sonic Corp. assumes any obligation to publicly update any forward-looking statement after it is made, whether as a result of new information, future events or otherwise, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SONIC CORP.

By:	/s/ Corey R. Horsch
Name:	Corey R. Horsch
Title:	Vice President, Chief Financial Officer and Treasurer

Date: December 6, 2018